UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2007

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-07994	31-3731196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 291-2556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Global Partners Income Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events.

On August 16, 2007, Western Asset Global Partners Income Fund Inc. (the “Fund”) issued a press release announcing the approval by its Board of Directors of a change to its primary investment objective, subject to stockholder approval at the Fund’s next annual meeting of stockholders to be held in December 2007, as well as changes to its non-fundamental investment policies. Certain changes to the Fund’s non-fundamental investment policies will be effective as of September 17, 2007; other changes will be effective upon stockholder approval of the proposal to change the Fund’s primary investment objective.

The press release is also being filed as solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Press Release of the Fund dated August 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Global Partners Income Fund Inc. (Registrant)
Date: August 16, 2007	/s/ William Renahan
(Signature)
	Name:	William Renahan
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press Release of the Fund dated August 16, 2007.